UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen
Investments
Municipal Closed-End
Exchange-Traded
Funds

ANNUAL REPORT March 31, 2004

                                         NUVEEN SELECT MATURITIES MUNICIPAL FUND
                                                                             NIM

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
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       NUVEEN FUND REPORT
           ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as
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Registering is easy and only takes a few minutes (see instructions at right).

--------------------------------------------------------------------------------
SOME COMMON CONCERNS:

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No, your e-mail address is strictly confidential and will not be used for
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WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR
MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1 Go to WWW.INVESTORDELIVERY.COM and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.


Dear
  SHAREHOLDER

I am very pleased to report that for the period ended March 31, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income always is welcome, many of you may have begun to wonder whether interest rates will rise, and whether that possibility should cause you to adjust your holdings of tax-free municipal bond investments. We believe that these are questions that should be thought through with a clear focus on your long-term financial goals and not on day-to-day market movements. By maintaining a carefully balanced portfolio with the help of a trusted investment professional, you may be able to reduce your overall investment risk over the long-term, and give yourself a better chance to meet your ultimate financial goals.

As you read through this report, please don't skip the inside front cover. I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

May 15, 2004

Nuveen Select Maturities Municipal Fund
(NIM)

Portfolio Manager's
               COMMENTS


Portfolio manager John Miller discusses national economic and market conditions, key investment strategies, and the annual performance of the Nuveen Select Maturities Municipal Fund. With eleven years of municipal market experience, including eight years at Nuveen, John has managed NIM since 2001.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE REPORTING PERIOD ENDED MARCH 31, 2004?

During this reporting period, the greatest influences on the national economy and the municipal market continued to be historically low interest rates, little movement in the reported rate of inflation and growing evidence of economic improvement. Since its last credit easing in June 2003, the Federal Reserve has maintained the fed funds rate at 1.0%, the lowest level since 1958. This accommodative monetary policy helped to spur GDP (gross domestic product) growth of 4.2% (annualized) in the first quarter of 2004, following a 3.1% rise in 2003.

This generally favorable environment helped many municipal bonds perform well during the 12 months ended March 31, 2004. Nationally, municipal supply reached $382.7 billion in 2003, breaking the record set in 2002, although issuance slowed somewhat during the second half of the 2003. Tighter supply continued into the first two months of 2004 before issuance picked up significantly in March.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE 12 MONTHS ENDED MARCH 31, 2004?

Over this reporting period, our major focus was on enhancing NIM's credit quality and performance potential as we continued to work through the credit issues that had been discussed in the last few shareholder reports. We can now report that these issues have largely been resolved. For example, Winslow Memorial Hospital in Arizona, was one of the distressed holdings discussed in previous reports as it depreciated in value to 70 cents on the dollar. This holding has recovered substantially, to approximately 82 cents on the dollar as of March 31, 2004, and we continue to be encouraged by this credit's ongoing fundamental improvements. In anticipation of a positive outcome, NIM continued to hold $1.2 million par of these bonds during this reporting period. Other credit issues, including airline bonds and CanFibre holdings, have been successfully liquidated.

NIM's overall credit quality was also enhanced when over 9% of the Fund's holdings, $11.5 million in bonds issued by Washington Public Power Supply System, were upgraded to Aaa from Aa1 by Moody's in late March 2004.

In general, good levels of supply over much of this reporting period provided us with opportunities to make trades that could also benefit NIM through enhanced diversification and improved call protection. However, tighter supply at the end of 2003 and beginning of 2004 presented some challenges in finding securities that we believed had the potential to add value and that carried the types of structures and features we prefer. Overall, our emphasis was on the purchase of high-quality bonds that would help us enhance the Fund's duration1 positioning. In keeping with NIM's investment guidelines and the steepness of the municipal bond yield curve over this period, the majority of our purchase activity focused on securities in the 10-year to 15-year segment of the yield curve. To purchase these bonds, we redeployed assets from some of our pre-refunded holdings, which generally had shorter durations.

HOW DID THE FUND PERFORM?

Results for NIM, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 3/31/04
(annualized)

                                        1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
NIM                                      5.09%    2.71%     4.86%
-----------------------------------------------------------------
Lehman Brothers 7-Year Municipal
  Bond Index2                            5.60%    6.01%     6.40%
-----------------------------------------------------------------
Lipper General and Insured
  Unleveraged Municipal
  Debt Funds average3                    6.11%    4.73%     6.06%
-----------------------------------------------------------------

Data quoted represents past performance which is no guarantee of future results. The current performance may be higher or lower than the data shown.

For additional information, see NIM's Performance Overview page in this report.

For the 12 months ended March 31, 2004, NIM's total return was less than that of the Lehman Brothers 7-Year Municipal Bond Index. A major factor in NIM's annual total return performance relative to that of the unmanaged Lehman index was the Fund's duration. The Fund's duration as of March 31, 2004, was 4.62 in keeping with the Fund's policy of focusing on bonds having intermediate duration. This compared with 5.40 for the Fund's Lehman 7-Year benchmark. In general, the length of a Fund's duration influences the extent to which its value will be impacted by changes in prevailing interest rates. Over this reporting period, interest rates generally declined, which restrained the performance of Funds with shorter durations.

The past 12 months also saw increased demand for high-yield paper, which caused credit spreads to narrow. In this environment, NIM benefited from its holdings of lower-rated credits, as bonds rated BBB outperformed the market as a whole over this period. As of March 31, 2004, NIM had allocated 25% of its portfolio to BBB and non-rated bonds. Among the lower-rated holdings making a positive contribution to the Fund's total return during this reporting period were hospital and electric power bonds.

Tobacco bonds, the majority of which were rated BBB, also appreciated strongly during the last half of this reporting period, contributing to NIM's annual return. Over this period, we maintained our exposure to tobacco-backed bonds at approximately 5% of the Portfolio. In April 2004, following the end of this reporting period, Moody's announced a ratings downgrade on all tobacco securities that were not enhanced or additionally secured. It is important to note, however, that the other major credit rating agencies--S&P and Fitch--did not change their ratings based on the litigation cited by Moody's. We continue to closely monitor NIM's tobacco holdings.

HOW ABOUT NIM'S DIVIDEND AND SHARE PRICE?

As mentioned previously, over the 12 months ended March 31, 2004, we worked to lengthen the duration positioning of NIM by selling bonds with shorter durations and reinvesting the proceeds into high-quality bonds in the intermediate part of the yield curve. In addition, NIM continued to face the

1 Duration is a measure of a fund's net asset value (NAV) volatility in reaction to interest rate movements.

2 The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

3 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 9 funds; 5 years, 9; and 10 years, 9. Fund and Lipper returns assume reinvestment of dividends.

need to reinvest proceeds from called and maturing bonds over this period. Both of these efforts meant that older bonds offering higher coupons had to be replaced with the bonds available in a market where interest rates remained at historically low levels. This necessitated two dividend cuts in NIM over the past 12 months, one in June 2003 and another in December 2003.

NIM seeks to pay a stable dividend at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. A Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2004, NIM had negative UNII.

The Fund was trading at a discount to its common share NAV as of the end of March 2004 (see chart on Performance Overview page).

HOW WAS NIM POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MARCH 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of March 31, 2004, NIM offered good credit quality, with 50% of its portfolio invested in bonds rated AAA/U.S. guaranteed and another 4% in AA bonds. As mentioned earlier, the increased allocation to the AAA category, from 39% on March 31, 2003, is largely due to the upgrade of the Fund's Washington Public Power Supply holdings.

As of March 31, 2004, NIM faced potential calls on 12% of its portfolio during the remainder of 2004 and 5% in 2005.

Nuveen Select Maturities Municipal Fund

Performance
  OVERVIEW As of March 31, 2004

NIM

PIE CHART:
CREDIT QUALITY
AAA/U.S. Guaranteed           50%
AA                             4%
A                             20%
BBB                           20%
NR                             5%
BB or lower                    1%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                  $9.93
--------------------------------------------------
Common Share Net Asset Value                $10.35
--------------------------------------------------
Premium/(Discount) to NAV                   -4.06%
--------------------------------------------------
Market Yield                                 4.77%
--------------------------------------------------
Taxable-Equivalent Yield1                    6.63%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $128,335
--------------------------------------------------
Average Effective Maturity (Years)           11.79
--------------------------------------------------
Duration                                      4.62
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/18/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         6.03%         5.09%
--------------------------------------------------
5-Year                         2.46%         2.71%
--------------------------------------------------
10-Year                        4.70%         4.86%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      21%
--------------------------------------------------
Healthcare                                     20%
--------------------------------------------------
Long-Term Care                                  7%
--------------------------------------------------
Consumer Staples                                7%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                            0.044
May                            0.044
Jun                           0.0425
Jul                           0.0425
Aug                           0.0425
Sep                           0.0425
Oct                           0.0425
Nov                           0.0425
Dec                           0.0395
Jan                           0.0395
Feb                           0.0395
Mar                           0.0395


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                         9.94
                               9.87
                               9.8
                               9.87
                              10.08
                              10.1
                              10.29
                              10.41
                              10.35
                              10.1
                              10.05
                              10.11
                              10.19
                              10.02
                               9.86
                               9.85
                               9.91
                               9.94
                               9.87
                               9.93
                              10
                               9.92
                               9.92
                               9.89
                               9.77
                               9.93
                               9.82
                               9.88
                               9.86
                               9.93
                               9.9
                               9.96
                               9.92
                               9.53
                               9.75
                               9.8
                               9.82
                               9.69
                               9.84
                               9.9
                               9.95
                               9.83
                               9.88
                               9.88
                               9.95
3/31/04                        9.98

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2003 of $0.0020 per share.

Report of
   INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of March 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2004, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP


Chicago, Illinois
May 14, 2004

                            Nuveen Select Maturities Municipal Fund (NIM)
                            Portfolio of
                                    INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement                   12/11 at 101.00          A1     $    2,068,000
                 Revenue Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue                1/12 at 101.00          A-            550,050
                 Bonds, Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.1%

        2,470   Arizona Educational Loan Marketing Corporation,                       9/04 at 100.00         Aaa          2,478,645
                 Educational Loan Revenue Bonds, Series 1992,
                 6.375%, 9/01/05 (Alternative Minimum Tax)

        1,000   Gilbert, Arizona, Water and Wastewater Treatment                      7/14 at 100.00         AAA          1,114,970
                 System Revenue Bonds, Series 2004, 5.000%, 7/01/15
                 (WI, settling 4/06/04) - AMBAC Insured

        1,960   Phoenix Industrial Development Authority, Arizona,                    4/08 at 101.50         AAA          2,038,537
                 Statewide Single Family Mortgage Revenue Bonds,
                 Series 1998C, 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   Industrial Development Authority, Winslow, Arizona,                     No Opt. Call         N/R            972,328
                 Hospital Revenue Bonds, Winslow Memorial Hospital
                 Project, Series 1998, 5.750%, 6/01/08


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 3.0%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue                        10/11 at 100.00         AAA          1,106,570
                 Refunding and Construction Bonds, Series 2002A,
                 5.250%, 10/01/17 - FSA Insured

        1,000   Jonesboro, Arkansas, Industrial Development Revenue                     No Opt. Call          A+          1,065,730
                 Bonds, Anheuser Busch, Inc. Project, Series 2002,
                 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding                 No Opt. Call         AAA          1,720,860
                  Bonds, Series 1992A, 6.500%, 7/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.7%

        2,115   Vernon, California, Electric System Revenue Bonds,                    4/08 at 100.00          A2          2,180,671
                 Malburg Generating Station Project, Series 2003C,
                 5.250%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 9.3%

        1,495   Colorado Educational and Cultural Facilities Authority,               7/12 at 100.00         BBB          1,461,602
                 Charter School Revenue Bonds, DCS Montessori Project,
                 Douglas County School District RE-1, Series 2002A,
                 6.000%, 7/15/22

        1,175   Colorado Educational and Cultural Facilities Authority,              12/13 at 100.00         AAA          1,207,888
                 Charter School Revenue Bonds, Classical Academy
                 Project, Series 2003, 4.500%, 12/01/18 - XLCA Insured

          790   Colorado Housing and Finance Authority, Single Family                 4/10 at 105.00          AA            794,716
                 Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
                 (Alternative Minimum Tax)

        1,000   Denver Health and Hospitals Authority, Colorado,                     12/11 at 100.00         BBB          1,027,390
                 Healthcare Revenue Bonds, Series 2001A, 6.000%, 12/01/23

        1,465   Denver West Metropolitain District, Colorado, General                12/13 at 100.00          AA          1,474,640
                 Obligation Refunding and Improvement Bonds,
                 Series 2003, 4.500%, 12/01/18 - RAAI Insured

          251   El Paso County, Colorado, FNMA Mortgage-Backed Single                   No Opt. Call         Aaa            261,627
                 Family Mortgage Revenue Refunding Bonds,
                 Series 1992A-2, 8.750%, 6/01/11

        5,875   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 38.04         AAA          1,589,423
                 Revenue Bonds, Senior Lien, Series 2001B,
                 0.000%, 6/15/27 - AMBAC Insured

        1,000   Summit County, Colorado, Sports Facilities Revenue                      No Opt. Call         AAA          1,139,920
                 Refunding Bonds, Keystone Resorts Management, Inc.
                 Project, Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Hospital                  11/11 at 100.00          A3          3,006,340
                 Revenue Bonds, Series 2001A, 5.600%, 11/15/21


                                       7


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.6%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon150 Project, Series 1993A:
$         500    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/04 at 101.00         BBB     $      510,550
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/05 at 100.00         BBB          1,580,519


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.4%

                District of Columbia, General Obligation Refunding
                Bonds, Series 1993A:
          900    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA            987,660
        4,105    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          4,614,636


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.8%

        2,400   Deltona, Florida, Utility Systems Water and Sewer                    10/13 at 100.00         AAA          2,684,472
                 Revenue Bonds, Series 2003, 5.250%, 10/01/17 -
                 MBIA Insured

          865   Escambia County, Florida, Pollution Control Revenue                   8/04 at 102.00         BBB            895,180
                 Bonds, Champion International Corporation Project,
                 Series 1994, 6.900%, 8/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.1%

          140   Atlanta Urban Residential Finance Authority, Georgia,                   No Opt. Call      N/R***            141,873
                 Revenue Bonds, Landrum Arms Project, Series 1994,
                 6.750%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.0%

        1,960   Chicago Metropolitan Housing Development                              7/04 at 100.00         AAA          1,962,352
                 Corporation, Illinois, FHA-Insured Section 8 Housing
                 Development Revenue Refunding Bonds, Series 1993B,
                 5.700%, 1/01/13 - MBIA Insured

          940   Chicago, Illinois, Tax Increment Allocation Bonds,                    1/09 at 100.00         N/R            937,565
                 Irving/Cicero Redevelopment Project, Series 1998,
                 7.000%, 1/01/14

        2,000   Illinois Development Finance Authority, Revenue                       4/10 at 102.00        BBB-          2,109,440
                 Refunding Bonds, Olin Corporation Project, Series 1993D,
                 6.750%, 3/01/16

        4,975   Illinois Development Finance Authority, Revenue Bonds,                4/11 at 105.00         Aaa          5,661,152
                 Greek American Nursing Project, Series 2000A,
                 7.600%, 4/20/40

          685   Illinois Development Finance Authority, Child Care                      No Opt. Call         N/R            693,569
                 Facility Revenue Bonds, Illinois Facilities Fund Project,
                 Series 1992, 7.400%, 9/01/04

        2,000   Illinois Educational Facilities Authority, Revenue Bonds,               No Opt. Call          A1          2,007,840
                 Art Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)

        1,000   Illinois Health Facilities Authority, Revenue Refunding               8/04 at 102.00          A+          1,023,580
                 Bonds, Edward Hospital Project, Series 1993A,
                 6.000%, 2/15/19

        1,210   Illinois Health Facilities Authority, Revenue Bonds,                  8/09 at 101.00          A-          1,251,733
                 Silver Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19

        1,100   Illinois Housing Development Authority, Section 8 Elderly             5/04 at 101.00           A          1,113,607
                 Housing Revenue Bonds, Skyline Towers Apartments
                 Project, Series 1992B, 6.625%, 11/01/07

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          1,090,080
                 Revenue Bonds, Educational Advancement Foundation
                 Fund, University Center Project, Series 2002,
                 6.625%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 0.9%

        1,000   Indianapolis Local Public Improvement Bond Bank,                        No Opt. Call          AA          1,126,890
                 Indiana, Series 1992D, 6.600%, 2/01/07


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2%

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          1,561,698
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Revenue Refunding and                      11/11 at 101.00          A+          3,690,085
                 Improvement Bonds, Via Christi Health System, Inc.,
                 Series 2001-III, 5.500%, 11/15/21


                                       8

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.9%

$       1,100   Maryland Energy Financing Administration, Revenue                     9/05 at 102.00         N/R     $    1,124,090
                 Bonds, AES Warrior Run Project, Series 1995,
                 7.400%, 9/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.1%

        1,000   Massachusetts Industrial Finance Agency, Resource                       No Opt. Call         BBB          1,007,900
                 Recovery Remarketed Revenue Refunding Bonds,
                 Ogden Haverhill Project, Series 1992A, 4.850%, 12/01/05

        1,500   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,626,945
                 Mortgage Revenue Bonds, Series 2000H,
                 6.650%, 7/01/41 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.9%

        1,000   Cornell Township Economic Development Corporation,                    5/12 at 100.00         BBB          1,058,230
                 Michigan, Environmental Improvement Revenue
                 Refunding Bonds, MeadWestvaco Corporation-
                 Escanaba Project, Series 2002, 5.875%, 5/01/18

        1,706   Michigan State Hospital Finance Authority, Collateralized               No Opt. Call        Baa2          1,722,779
                 Loan, Detroit Medical Center, Series 2001,
                 7.360%, 4/01/07

          470   Michigan State Hospital Finance Authority, Revenue                      No Opt. Call         Ba3            459,519
                 Refunding Bonds, Detroit Medical Center, Series 1988A,
                 8.125%, 8/15/12

          600   Michigan State Hospital Finance Authority, Hospital                   1/06 at 102.00         Ba3            517,314
                 Revenue Refunding Bonds, Sinai Hospital, Series 1995,
                 6.625%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.9%

        1,000   White Earth Band of Chippewa Indians, Minnesota,                        No Opt. Call           A          1,154,970
                 Revenue Bonds, Series 2000A, 7.000%, 12/01/11 -
                 ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.5%

        1,500   New York State Energy Research and Development                       10/05 at 100.00          A1          1,528,830
                 Authority, Facilities Revenue Bonds, Consolidated
                 Edison Company, Inc. Project, Series 2001A,
                 4.700%, 6/01/36 (Alternative Minimum Tax) (Mandatory
                 put 10/01/12)

        1,500   New York State Medical Care Facilities Finance                        2/06 at 102.00         AA+          1,634,100
                 Agency, FHA-Insured Mortgage Hospital and Nursing
                 Home Revenue Bonds, Series 1995C, 6.100%, 8/15/15

        2,130   Niagara Falls, Niagara County, New York, General                        No Opt. Call         AAA          2,578,408
                 Obligation Water Treatment Plant Bonds, Series 1994,
                 8.500%, 11/01/07 (Alternative Minimum Tax) -
                 MBIA Insured

        4,300   Port Authority of New York and New Jersey, Special                      No Opt. Call         AAA          5,226,435
                 Project Bonds, JFK International Air Terminal LLC,
                 Sixth Series 1997, 7.000%, 12/01/12 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6%

        1,880   Union County, North Carolina, Certificates of                         6/13 at 101.00         AAA          2,038,334
                 Participation, Series 2003, 5.000%, 6/01/18 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        1,650   Akron, Bath and Copley Joint Township Hospital District,              5/04 at 101.00        Baa1          1,670,394
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System Project, Series 1992A, 6.250%, 11/15/07

        1,965   Hamilton County, Ohio, Hospital Facilities Revenue                      No Opt. Call        A***          2,075,394
                 Refunding Bonds, Bethesda Hospital, Inc., Series 1992A,
                 6.250%, 1/01/06


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.0%

        1,150   Oklahoma State Industries Authority, Health System                    8/06 at 102.00         AAA          1,243,288
                 Revenue Refunding Bonds, Baptist Medical Center,
                 Series 1995D, 5.000%, 8/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.6%

        1,500   Pennsylvania Economic Development Financing                          12/04 at 102.00        BBB-          1,556,280
                 Authority, Resource Recovery Revenue Bonds, Colver
                 Project, Series 1994D, 7.150%, 12/01/18 (Alternative
                 Minimum Tax)

        1,475   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call         Aaa          1,824,501
                 College Revenue Bonds, Ninth Series 1976,
                 7.625%, 7/01/15


                                       9


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.5%

$       1,250   South Carolina JOBS Economic Development Authority,                     No Opt. Call         BBB     $    1,486,600
                 Hospital Revenue Bonds, Palmetto Health Alliance,
                 Series 2000A, 7.000%, 12/15/10

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            476,370
                 South Carolina, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.7%

        2,000   Shelby County Health, Educational and Housing                         9/12 at 100.00          A-          2,201,560
                 Facilities Board, Tennessee, Hospital Revenue Bonds,
                 Methodist Healthcare, Series 2002, 6.000%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.3%

          445   Austin-Travis County Mental Health Center, Texas,                     3/05 at 101.00         AAA            468,189
                 Revenue Bonds, Mental Health and Mental Retardation
                 Center Facilities Acquisition Program, Series 1995A,
                 6.500%, 3/01/15 - FSA Insured

        2,000   Brazos River Authority, Texas, Collateralized Revenue                 6/14 at 100.00         AAA          1,970,340
                 Refunding Bonds, CenterPoint Energy, Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          235   Galveston Property Finance Authority, Inc., Texas,                    9/04 at 100.00          A3            238,123
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.500%, 9/01/11

          770   Gulf Coast Mental Health Centers, Texas, Revenue                      3/05 at 101.00         AAA            810,125
                 Bonds, Mental Health and Mental Retardation Facilities
                 Acquisition Program, Series 1995C, 6.500%, 3/01/15 -
                 FSA Insured

        2,500   Matagorda County Navigation District 1, Texas, Pollution                No Opt. Call        BBB+          2,604,125
                 Control Revenue Refunding Bonds, Central Power and
                 Light Company, Series 2001A, 4.550%, 11/01/29
                 (Mandatory put 11/01/06)

          900   Tom Green County Health Facilities Development                          No Opt. Call        Baa3            944,433
                 Corporation, Texas, Hospital Revenue Bonds, Shannon
                 Health System Project, Series 2001, 5.600%, 5/15/06

          400   Travis County Health Facilities Development Corporation,              5/04 at 102.00         Aaa            409,852
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B,
                 5.900%, 11/15/07

          610   Tri-County Mental Health and Retardation Center,                      3/05 at 101.00         AAA            641,787
                 Texas, Revenue Bonds, Facilities Acquisition Program,
                 Series 1995E, 6.500%, 3/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        2,055   Bountiful, Davis County, Utah, Hospital Revenue                         No Opt. Call         N/R          2,110,033
                 Refunding Bonds, South Davis Community Hospital
                 Project, Series 1998, 6.000%, 12/15/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.6%

        2,000   Hampton Redevelopment and Housing Authority,                          7/04 at 100.00         A-1          2,026,600
                 Virginia, Multifamily Housing Revenue Refunding
                 Bonds, Chase Hampton II Apartments, Series 1994,
                 7.000%, 7/01/24 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.5%

                Washington Public Power Supply System, Nuclear Project 1 Revenue
                Refunding Bonds, Series 1993A:
          160    7.000%, 7/01/07                                                        No Opt. Call         Aaa            185,182
        1,340    7.000%, 7/01/07                                                        No Opt. Call         Aaa          1,557,335
        1,130    7.000%, 7/01/08                                                        No Opt. Call         Aaa          1,348,113
        1,870    7.000%, 7/01/08                                                        No Opt. Call         Aaa          2,220,083

        7,000   Washington Public Power Supply System, Nuclear                          No Opt. Call         Aaa          6,706,910
                 Project 3 Revenue Refunding Bonds, Series 1990B,
                 0.000%, 7/01/06


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.6%

        2,000   Harrison County Commission, West Virginia, Solid Waste                8/04 at 102.00         AAA          2,073,800
                 Disposal Revenue Bonds, West Penn Power Company
                 Project, Series 1994C, 6.750%, 8/01/24 (Alternative
                 Minimum Tax) - MBIA Insured


                                       10

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.6%

                Badger Tobacco Asset Securitization Corporation,
                Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                Series 2002:
$       1,000    6.125%, 6/01/27                                                      6/12 at 100.00         BBB     $      969,840
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          1,398,745

        1,000   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          1,072,340
                 Revenue Bonds, Agnesian Healthcare, Inc.,
                 Series 2001, 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority,                2/09 at 101.00           A          1,195,770
                 Revenue Bonds, Aurora Health Care, Inc., Series 1999A,
                 5.500%, 2/15/20 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     125,377   Total Long-Term Investments (cost $122,571,387) - 99.8%                                                 128,068,354
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        266,978
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  128,335,332
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       11


                            Statement of
                                ASSETS AND LIABILITIES March 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $122,571,387)                                                                       $128,068,354
Receivables:
   Interest                                                                                                               2,047,707
   Investments sold                                                                                                         770,000
Other assets                                                                                                                    594
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      130,886,655
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                            1,335,879
Payable for investments purchased                                                                                         1,122,344
Accrued expenses:
   Management fees                                                                                                           54,624
   Other                                                                                                                     38,476
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   2,551,323
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $128,335,332
====================================================================================================================================
Shares outstanding                                                                                                       12,394,977
====================================================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)                                       $      10.35
====================================================================================================================================


NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    123,950
Paid-in surplus                                                                                                         138,316,496
Undistributed (Over-distribution of) net investment income                                                                 (301,884)
Accumulated net realized gain (loss) from investments                                                                   (15,300,197)
Net unrealized appreciation of investments                                                                                5,496,967
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $128,335,332
====================================================================================================================================


                                 See accompanying notes to financial statements.


                            Statement of
                                OPERATIONS Year Ended March 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                                        $7,084,949
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                             638,366
Shareholders' servicing agent fees and expenses                                                                              13,140
Custodian's fees and expenses                                                                                                38,805
Trustees' fees and expenses                                                                                                   2,528
Professional fees                                                                                                            24,292
Shareholders' reports - printing and mailing expenses                                                                        45,023
Stock exchange listing fees                                                                                                  13,206
Investor relations expense                                                                                                   17,013
Other expenses                                                                                                                6,846
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                                                  799,219
   Custodian fee credit                                                                                                      (7,249)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                791,970
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     6,292,979
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                                                                   (59,362)
Change in net unrealized appreciation (depreciation) of investments                                                         230,665
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                   171,303
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               $6,464,282
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                  CHANGES IN NET ASSETS
                                                                                                  FOR THE PERIOD
                                                                                                    JUNE 1, 2002
                                                                                  YEAR ENDED             THROUGH          YEAR ENDED
                                                                                     3/31/04      MARCH 31, 2003             5/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $ 6,292,979         $ 5,351,959         $ 7,070,269
Net realized gain (loss) from investments                                           (59,362)         (8,696,173)         (6,247,761)
Change in net unrealized appreciation (depreciation) of investments                 230,665           5,950,067            (969,471)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             6,464,282           2,605,853            (146,963)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                       (6,234,675)         (5,458,748)         (7,506,788)
From accumulated net realized gains from investments                                     --                  --            (350,621)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (6,234,675)         (5,458,748)         (7,857,409)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                         --                  --             158,873
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                               229,607          (2,852,895)         (7,845,499)
Net assets at the beginning of period                                           128,105,725         130,958,620         138,804,119
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                $128,335,332        $128,105,725        $130,958,620
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the
   end of period                                                               $   (301,884)       $   (370,195)       $   (240,437)
====================================================================================================================================


                                 See accompanying notes to financial statements.

                            Notes to
                                   FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund covered in this report and its corresponding Common share New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

On February 20, 2003, the Board of Trustees of the Fund approved a change in the Fund's fiscal year-end from May 31 to March 31.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2004, the Fund had an outstanding when-issued purchase commitment of $1,122,344.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2004, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

                            Notes to
                               FINANCIAL STATEMENTS (continued)



Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended March 31, 2004.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

There were no share transactions during the fiscal year ended March 31, 2004. There were no share transactions during the period June 1, 2002 through March 31, 2003. During the fiscal year ended May 31, 2002, 14,191 shares were issued to shareholders due to reinvestment of distributions.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended March 31, 2004, aggregated $24,767,580 and $16,243,818, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2004, the cost of investments owned was $122,462,470.

The net unrealized appreciation of investments at March 31, 2004, aggregated $5,605,884 of which $6,177,465 related to appreciated securities and $571,581 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at March 31, 2004, were as follows:

--------------------------------------------------------------------------------
Undistributed net tax-exempt income                                      $77,372
Undistributed net ordinary income *                                        1,427
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $6,265,664
Distributions from net ordinary income *                                  24,790
Distributions from net long-term capital gains                                --
================================================================================


2003
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,478,580
Distributions from net ordinary income *                                   4,958
Distributions from net long-term capital gains                                --
================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2004, the Fund had unused capital loss carryforwards of $15,276,106 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $14,922 of the carryforward will expire in the year 2010, $6,523,386 will expire in 2011 and $8,737,798 will expire in 2012.

The Fund elected to defer net realized losses from investments incurred from November 1, 2003 through March 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $24,091 were treated as having arisen on the first day of the current fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .5000%
For the next $125 million                                                 .4875
For the next $250 million                                                 .4750
For the next $500 million                                                 .4625
For the next $1 billion                                                   .4500
For net assets over $2 billion                                            .4375
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

6. INVESTMENT COMPOSITION

At March 31, 2004, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

--------------------------------------------------------------------------------
Consumer Staples                                                              7%
Education and Civic Organizations                                             4
Healthcare                                                                   20
Housing/Multifamily                                                           5
Housing/Single Family                                                         3
Long-Term Care                                                                7
Materials                                                                     3
Tax Obligation/General                                                        7
Tax Obligation/Limited                                                        7
Transportation                                                                5
U.S. Guaranteed                                                               7
Utilities                                                                    21
Water and Sewer                                                               4
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

In addition, 37% of the total investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Fund declared a dividend distribution of $.0395 per share from its tax-exempt net investment income which was paid on May 3, 2004, to shareholders of record on April 15, 2004.

                            Financial
                                   HIGHLIGHTS

               Selected data for a share outstanding throughout each period:
                                           INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                                  ------------------------------------    ------------------------------------
                                                       NET
                                                 REALIZED/
                      BEGINNING          NET    UNREALIZED                       NET                               ENDING     ENDING
                      NET ASSET   INVESTMENT    INVESTMENT                INVESTMENT      CAPITAL               NET ASSET     MARKET
                          VALUE       INCOME   GAIN (LOSS)       TOTAL        INCOME        GAINS       TOTAL       VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004                 $10.34         $.51           $--        $.51         $(.50)         $--       $(.50)     $10.35   $ 9.9300
    2003(a)               10.57          .43          (.22)        .21          (.44)          --        (.44)      10.34     9.8500
    2002(b)               11.21          .57          (.57)         --          (.61)        (.03)       (.64)      10.57    10.4500
    2001(b)               11.16          .62           .06         .68          (.63)          --        (.63)      11.21    10.8700
    2000(b)               11.84          .63          (.59)        .04          (.62)        (.10)       (.72)      11.16    10.1875
    1999(b)               11.95          .61          (.07)        .54          (.61)        (.04)       (.65)      11.84    11.5625
====================================================================================================================================

                           TOTAL RETURNS                                     RATIOS/SUPPLEMENTAL DATA
                       --------------------     -----------------------------------------------------------------------------------
                                                                    BEFORE CREDIT               AFTER CREDIT**
                                                             --------------------------   --------------------------
                                                                           RATIO OF NET                 RATIO OF NET
                                                                RATIO OF     INVESTMENT      RATIO OF     INVESTMENT
                       BASED ON    BASED ON         ENDING   EXPENSES TO      INCOME TO   EXPENSES TO      INCOME TO      PORTFOLIO
                         MARKET   NET ASSET     NET ASSETS       AVERAGE        AVERAGE       AVERAGE        AVERAGE       TURNOVER
                          VALUE+      VALUE+          (000)   NET ASSETS     NET ASSETS    NET ASSETS     NET ASSETS           RATE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004                   6.03%       5.09%      $128,335           .63%          4.92%          .62%          4.93%            13%
    2003(a)               (1.48)       2.03        128,106           .65*          4.95*          .65*          4.96*             6
    2002(b)                1.87        (.06)       130,959           .69           5.23           .68           5.23             48
    2001(b)               13.15        6.19        138,804           .64           5.50           .61           5.53             35
    2000(b)               (5.48)        .43        138,149           .61           5.48           .61           5.49              6
    1999(b)                6.87        4.64        146,630           .63           5.14           .62           5.15             31
====================================================================================================================================


*    Annualized.
**   After custodian fee credit, where applicable.
+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in net asset value per share. Total returns are not annualized.
(a)  For the period June 1, 2002 through March 31, 2003.
(b)  For the year ended May 31.

                                 See accompanying notes to financial statements.

                                  18-19 spread

Trustees
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at twelve. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST    PRINCIPAL OCCUPATION(S)                                   FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                             OVERSEEN BY
AND ADDRESS                    THE FUND        APPOINTED(2)  DURING PAST 5 YEARS                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman        1994          Chairman and Director (since 1996) of Nuveen              144
3/28/49                        of the                        Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive            Board and                     Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606              Trustee                       Nuveen Advisory Corp. and Nuveen Institutional
                                                             Advisory Corp.; Chairman and Director (since 1997)
                                                             of Nuveen Asset Management, Inc.; Director (since
                                                             1996) of Institutional Capital Corporation; Chairman
                                                             and Director (since 1999) of Rittenhouse Asset
                                                             Management, Inc.; Chairman of Nuveen Investments
                                                             Advisers Inc. (since 2002).

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee         1997          Private Investor and Management Consultant.               144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee         1993          Retired (1989) as Senior Vice President of The            144
7/29/34                                                      Northern Trust Company; Director, Community
333 W. Wacker Drive                                          Advisory Board for Highland Park and Highwood,
Chicago, IL 60606                                            United Way of the North Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee         1999          President, The Hall-Perrine Foundation, a private         144
10/22/48                                                     philanthropic corporation (since 1996); Director,
333 W. Wacker Drive                                          Alliant Energy; Director and Vice Chairman, United
Chicago, IL 60606                                            Fire & Casualty Company; formerly Director, Federal
                                                             Reserve Bank of Chicago; formerly, President and Chief
                                                             Operating Officer, SCI Financial Group, Inc., a regional
                                                             financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Trustee         2004          Dean and Distinguished Professor of Finance, School of    144
3/6/48                                                       Business at the University of Connecticut; previously
333 W. Wacker Drive                                          Senior Vice President and Director of Research at the
Chicago, IL 60606                                            Federal Reserve Bank of Chicago (1995-2003); Director,
                                                             Credit Research Center at Georgetown University;
                                                             Director of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*          Trustee         1994          Retired, formerly, Executive Director (since 1998) of     144
1/26/33                                                      Manitoga (Center for Russel Wright's Design with Nature);
333 W. Wacker Drive                                          prior thereto, President and Chief Executive Officer of
Chicago, IL 60606                                            Blanton-Peale Institute (since 1990); prior thereto, Vice
                                                             President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
William L. Kissick*            Trustee         1992          Professor Emeritus, School of Medicine and the Wharton    144
7/29/32                                                      School of Management and former Chairman, Leonard
333 W. Wacker Drive                                          Davis Institute of Health Economics, University of
Chicago, IL 60606                                            Pennsylvania; Adjunct Professor, Health Policy and
                                                             Management, Yale University.

------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand*          Trustee         1992          Retired; previously, Vice President in charge of          144
11/11/31                                                     Municipal Underwriting and Dealer Sales at
333 W. Wacker Drive                                          The Northern Trust Company.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------

                                       20

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST    PRINCIPAL OCCUPATION(S)                                   FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                             OVERSEEN BY
AND ADDRESS                    THE FUND        APPOINTED(2)  DURING PAST 5 YEARS                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers*               Trustee         1991          Adjunct Professor of Business and Economics,              144
4/3/33                                                       University of Dubuque, Iowa; formerly (1991-2000)
333 W. Wacker Drive                                          Adjunct Professor, Lake Forest Graduate School of
Chicago, IL 60606                                            Management, Lake Forest, Illinois; prior thereto,
                                                             Executive Director, Towers Perrin Australia, a
                                                             management consulting firm; Chartered Financial
                                                             Analyst; Certified Management Consultant; Director,
                                                             Executive Service Corps of Chicago, a not-for-profit
                                                             organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee         1997          Senior Partner and Chief Operating Officer,               144
9/24/44                                                      Miller-Valentine Group, Vice President, Miller-Valentine
333 W. Wacker Drive                                          Realty, a construction company; Chair, Miami Valley
Chicago, IL 60606                                            Hospital; Chair, Dayton Development Coalition; formerly,
                                                             Member, Community Advisory Board, National City Bank,
                                                             Dayton, Ohio and Business Advisory Council, Cleveland
                                                             Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee         1997          Executive Director, Gaylord and Dorothy Donnelley         144
12/29/47                                                     Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                          Director, Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington*          Trustee         1994          Clinical Professor of Management, Stern/NYU Business      144
2/24/32                                                      School (since 2003); formerly, President (since 1993) of
333 W. Wacker Drive                                          Catalyst (a not-for-profit organization focusing on
Chicago, IL 60606                                            women's leadership development in business and the
                                                             professions).

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE FUND        APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief           1988          Managing Director (since 2002), Assistant Secretary and   144
9/9/56                         Administrative                Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                       Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                            Managing Director (since 2002), General Counsel and
                                                             Assistant Secretary, formerly, Vice President of Nuveen
                                                             Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                             Managing Director (since 2002), Assistant Secretary and
                                                             Associate General Counsel, formerly, Vice President
                                                             (since 2000), of Nuveen Asset Management, Inc. Assistant
                                                             Secretary of Nuveen Investments, Inc. (since 1994);
                                                             Assistant Secretary of NWQ Investment Management
                                                             Company, LLC (since 2002); Vice President and Assistant
                                                             Secretary of Nuveen Investments Advisers Inc. (since
                                                             2002); Managing Director, Associate General Counsel
                                                             and Assistant Secretary of Rittenhouse Asset Management,
                                                             Inc. (since 2003); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President  2000          Vice President (since 2002), formerly, Assistant Vice 144
2/3/66                         and Assistant                 President (since 2000), previously, Associate of
333 W. Wacker Drive            Secretary                     Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------

                                       21


Trustees
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE FUND        APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice President  1999          Vice President (since 2002), formerly, Assistant Vice     128
11/10/66                                                     President (since 1997), of Nuveen Advisory Corp.; prior
333 W. Wacker Drive                                          thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                            Chartered Financial Analyst and Certified Public
                                                             Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President  1999          Vice President of Nuveen Investments, LLC (since 1999),   144
11/28/67                       and Treasurer                 prior thereto, Assistant Vice President (since 1997);
333 W. Wacker Drive                                          Vice President and Treasurer of Nuveen Investments, Inc.
Chicago, IL 60606                                            (since 1999); Vice President and Treasurer of Nuveen
                                                             Advisory Corp. and Nuveen Institutional Advisory Corp
                                                             (since 1999); Vice President and Treasurer of Nuveen
                                                             Asset Management, Inc. (since 2002) and of Nuveen
                                                             Investments Advisers Inc. (since 2002); Assistant
                                                             Treasurer of NWQ Investment Management Company, LLC
                                                             (since 2002); Vice President and Treasurer of Nuveen
                                                             Rittenhouse Asset Management, Inc. (since 2003);
                                                             Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto               Vice President  2001          Vice President of Nuveen Advisory Corp. (since 2001);     144
9/8/54                                                       previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                          Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                            Institutional Advisory Corp. (since 2002); prior thereto,
                                                             Assistant Vice President of Van Kampen Investment Advisory
                                                             Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President  2000          Vice President (since 2002) and Assistant General         144
9/24/64                        and Secretary                 Counsel (since 1998); formerly, Assistant Vice
333 W. Wacker Drive                                          President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                            Vice President (since 2002) and Assistant Secretary
                                                             (since 1998), formerly Assistant Vice President of
                                                             Nuveen Advisory Corp. and Nuveen Institutional
                                                             Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President  1998          Managing Director (since 2004) formerly, Vice President   144
10/24/45                                                     of Nuveen Investments, LLC; Managing Director (since
333 W. Wacker Drive                                          2004) formerly, Vice President (since 1998) of Nuveen
Chicago, IL 60606                                            Advisory Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President  1995          Managing Director (since 2002) of Nuveen Investments,     144
3/2/64                                                       LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                          President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                            Institutional Advisory Corp. (since 1995); Managing
                                                             Director of Nuveen Asset Management, Inc. (since
                                                             2001); Vice President of Nuveen Investment Advisers
                                                             Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President  1998          Vice President (since 1993) and Funds Controller          144
5/31/54                        and Controller                (since 1998) of Nuveen Investments, LLC and Vice
333 W. Wacker Drive                                          President and Funds Controller (since 1998) of Nuveen
Chicago, IL 60606                                            Investments, Inc.; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice President  1988          Vice President of Nuveen Advisory Corp.; Chartered        128
7/5/55                                                       Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                Vice President  1990          Vice President of Nuveen Advisory Corp.                   128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


                                       22

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE FUND        APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUND (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President  2000          Vice President (since 2000) of Nuveen Investments,        144
3/22/63                                                      LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                          prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                            Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President  2002          Vice President (since 1999), previously, Assistant Vice   144
8/27/61                                                      President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President  1988          Vice President, Assistant Secretary and Assistant         144
7/27/51                        and Assistant                 General Counsel of Nuveen Investments, LLC; Vice
333 W. Wacker Drive            Secretary                     President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp.; Assistant
                                                             Secretary of Nuveen Investments, Inc. and (since 1997)
                                                             Nuveen Asset Management, Inc.; Vice President (since
                                                             2000), Assistant Secretary and Assistant General Counsel
                                                             (since 1998) of Rittenhouse Asset Management, Inc.;
                                                             Vice President and Assistant Secretary of Nuveen
                                                             Investments Advisers Inc. (since 2002); Assistant
                                                             Secretary of NWQ Investment Management Company, LLC
                                                             (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
John V. Miller                 Vice President  2003          Vice President (since 2003) previously, Assistant Vice    128
4/10/67                                                      President (since 1999), prior thereto, credit analyst
333 W. Wacker Drive                                          (since 1996) of Nuveen Advisory Corp.; Chartered
Chicago, IL 60606                                            Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President  1996          Managing Director (since 2002) of Nuveen Investments,     144
7/7/65                                                       LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                          President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                            Nuveen Institutional Advisory Corp.; Managing Director
                                                             of Nuveen Asset Management, Inc. (since 1999).
                                                             Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Daniel S. Solender             Vice President  2003          Vice President of Nuveen Advisory Corp. (since 2003);     128
10/27/65                                                     previously, Principal and portfolio manager with The
333 W. Wacker Drive                                          Vanguard Group (1999-2003); prior thereto, Assistant
Chicago, IL 60606                                            Vice President of the Nuveen Advisory Corp.; Chartered
                                                             Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding             Vice President  1982          Vice President of Nuveen Advisory Corp. and Nuveen        128
7/31/51                                                      Institutional Advisory Corp.; Chartered Financial
333 W. Wacker Drive                                          Analyst.
Chicago, IL 60606

*    Trustee will be retiring on June 30, 2004.

(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
        AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Sheila W. Wellington

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended March 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $90 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     EAN-A-0304D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

During the reporting period, the registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert for the reporting period was William E. Bennett, who is "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the reporting period he unexpectedly resigned from the Board effective April 30, 2004. The Nominating and Governance Committee has begun to evaluate existing Audit Committee Members to determine whether any qualify as audit committee financial experts. In addition, the Nominating and Governance Committee has begun a search for a new board member that would be a suitable replacement for Mr. Bennett.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     NUVEEN SELECT MATURITIES MUNICIPAL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                      AUDIT FEES BILLED    AUDIT-RELATED FEES        TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED          TO FUND           BILLED TO FUND       BILLED TO FUND      BILLED TO FUND
====================================================================================================
March 31, 2004             $ 8,210                $ 0                $ 385                 $ 0
----------------------------------------------------------------------------------------------------

Percentage approved            N/A                  0%                   0%                  0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------

March 31, 2003             $ 7,450                $ 0                $ 355                 $ 0
----------------------------------------------------------------------------------------------------

Percentage approved            N/A                  0%                   0%                  0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED      AUDIT-RELATED FEES            TAX FEES BILLED TO            ALL OTHER FEES
                      BILLED TO ADVISER AND             ADVISER AND               BILLED TO ADVISER
                         AFFILIATED FUND              AFFILIATED FUND            AND AFFILIATED FUND
                        SERVICE PROVIDERS            SERVICE PROVIDERS            SERVICE PROVIDERS
====================================================================================================
March 31, 2004                 $ 0                          $ 0                         $ 0
----------------------------------------------------------------------------------------------------

Percentage approved              0%                           0%                          0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------

March 31, 2003                 $ 0                          $ 0                         $ 0
----------------------------------------------------------------------------------------------------

Percentage approved            N/A                          N/A                         N/A
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.

FISCAL YEAR ENDED                                TOTAL NON-AUDIT FEES
                                                BILLED TO ADVISER AND
                                               AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                               RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                      TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                         BILLED TO FUND         REPORTING OF THE FUND)           ENGAGEMENTS)            TOTAL
==============================================================================================================
March 31, 2004                $ 385                       $ 0                        $ 0                 $ 385
March 31, 2003                $ 355                       $ 0                        $ 0                 $ 355

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent a giver during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: June 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: June 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: June 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.